UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
June 30, 2010

ESPEY MFG & ELECTRONICS CORP.
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	001-04383 (Commission File Number)	14-1387171 (IRS Employer Identification No.)

233 Ballston Avenue Saratoga Springs, New York (Address of principal executive offices)	12866 (Zip Code)

Registrant’s telephone number, including area code: (518) 584-4100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

James Clemens no longer holds the position Vice President of Sales and Marketing effective June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2010	ESPEY MFG. & ELECTRONICS CORP.
	By:	/s/ David A. O'Neil
David A. O'Neil, Treasurer and Principal Financial Officer

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